SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: February 18, 2003

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


   Nevada                          0-26321                       98-0204105
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

    14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado 80112
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044

    Item 7.    Financial Statements and Exhibits

         (a)      None

         (b)      None

         (c) Exhibits:

                  Regulation
                  S-K Number                         Document

                     99.1                  Press release dated February 18, 2003

    Item 9.    Regulation FD Disclosure

               Pursuant to General Instruction F, the registrant incorporates by reference the information contained in the document filed as
               Exhibit 99.1 to this Form 8-K.

                                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GASCO ENERGY, INC.


February 18, 2003                                 By: /s/ W. King Grant
                                                      --------------------------
                                                      W. King Grant
                                                      Chief Financial Officer